UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2020

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Entry into First Amended and Restated Employment Agreement with Jess Ravich

On June 21, 2020, the Company entered into an amended and restated employment agreement with Jess Ravich (the “A&R Employment Agreement”). The A&R Employment Agreement amended and restated the Employment Agreement, dated July 29, 2019, between Mr. Ravich and the Company, which term was to expire on September 30, 2020. Pursuant to the A&R Employment Agreement, effective July 1, 2020 (the “Effective Date”), Mr. Ravich will continue to serve as the Company’s Chief Executive Officer until September 30, 2022 (the “Initial Term”), subject to subsequent automatic two-year renewals.  Mr. Ravich will continue to serve as the Company’s Chairman of the Board.

Additional material terms amended by the A&R Employment Agreement include:

(i)	no annual bonus for the fiscal year ending September 30, 2020;
(ii)

an increase in the out of policy business expense stipend from $100,000 to $300,000 during the Initial Term, prorated for the period commencing on the Effective Date and ending on September 30, 2020; and

(iii)

an amendment to the incentive bonus structure to include (a) an annual bonus in the amount of 10% of the difference between (1) the Company’s pre-bonus consolidated EBITDA less actual cash interest paid during the trailing twelve month measurement period (“Company Adjusted EBITDA”) and (2) a bonus threshold of $7,500,000, subject to adjustment from time to time; provided, that if Company Adjusted EBITDA is in excess of $37,500,000, the annual bonus shall equal the sum of $3,000,000 and 5% of such excess amount; provided further, that such thresholds shall be subject to future adjustments as negotiated in good faith by the Company and Mr. Ravich prior to the end of the Initial Term.

The foregoing descriptions of the A&R Employment Agreement are qualified in their entirety by the text of the A&R Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained or incorporated by reference in Item

1.01 of this Current Report regarding the A&R Employment Agreement is incorporated by reference in this Item 5.02.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	First Amended and Restated Employment Agreement, dated June 21, 2020, by and between the Company and Jess Ravich

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

June 23, 2020	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)